INTERMEDIATE BOND PORTFOLIO

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

INTERMEDIATE BOND PORTFOLIO – CLASS C SHARES AND CLASS D SHARES

SUPPLEMENT DATED OCTOBER 7, 2011 TO SUMMARY PROSPECTUS DATED APRIL 1, 2011

This supplement provides new information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective October 13, 2011, the Class C Shares and Class D Shares classes of the Intermediate Bond Portfolio (the “Portfolio”) will be closed to investment by new accounts. At the close of business on November 28, 2011, current shareholders of Class C Shares and Class D Shares of the Portfolio will have their shares automatically converted to Class A Shares of the Portfolio on the basis of the relative net asset value per share of the share classes as of the close of business on November 28, 2011. Affected shareholders will not incur any transaction costs in connection with this conversion, and such conversion will be on a tax-free basis. Please see the complete Prospectus and Statement of Additional Information (“SAI”) for information regarding the characteristics of Class A Shares. Until the close of business on November 28, 2011, current account holders may purchase additional Class C Shares or Class D Shares of the Portfolio, as well as redeem or exchange their Class C Shares or Class D Shares, respectively, for Class C Shares or Class D Shares of other Northern Institutional Funds, as described in the Portfolio’s complete Prospectus and SAI. Financial intermediaries who currently contract with Northern Institutional Funds to receive shareholder servicing payments under the Northern Institutional Funds’ Service Plans for Class C and Class D Shares will be requested to enter into similar contracts with Northern Trust Investments, Inc. to receive the same shareholder servicing payments they are currently receiving.

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT INBD 10/11

NORTHERN INSTITUTIONAL FUNDS SUMMARY PROSPECTUS